     As filed with the Securities and Exchange Commission on June 14, 1996

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: June 3, 1996
                        (Date of earliest event reported)

                      Inland Monthly Income Fund III, Inc.
             (Exact name of registrant as specified in the charter)

        Maryland                     33-79012                 36-3953261
(State or other jurisdiction     (Commission File No.)       (IRS Employer
  of incorporation)                                        Identification No.)

                              2901 Butterfield Road
                            Oak Brook, Illinois 60521
                    (Address of Principal Executive Offices)

                                 (708) 218-8000
               (Registrant's telephone number including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events

Anticipated purchase of properties:

Inland Monthly Income Fund III, Inc. has executed commitments to purchase, subject to completion of due diligence, the properties described below from an unaffiliated seller. There can be no assurance that any or all of the properties will be acquired.

Prospect Heights Plaza, Prospect Heights, Illinois

The Company, through the Advisor, is currently completing its due diligence on the Prospect Heights Plaza ("Prospect Heights") and anticipates purchasing the property in June 1996 from an unaffiliated third party for a purchase price of $2,165,000 on an all cash basis.

Prospect Heights, built in 1985, consists of two one-story, multi-tenant brick buildings aggregating 28,080 rentable square feet.

The table below sets forth certain information with respect to the occupancy rate at Prospect Heights expressed as a percentage of total gross leasable area for each of the last five years and the average effective annual base rent per square foot for each of the last five years.

         Year Ending         Occupancy           Annual Rents Received
         December 31,          Rate                 Per Square Foot
         ------------        ---------           ---------------------
            1991               100%              $     7.53
            1992               100%                    7.53
            1993               100%                    7.53
            1994               100%                    7.53
            1995                78%                    5.85

As of June 14, 1996, Prospect Heights was 100% leased and 78% occupied. Tenants leasing more than 10% of the total square footage currently include Walgreens with 12,600 square feet, United Farm Stands Corp. with 4,680 square feet and Blockbuster Video with 6,250 square feet.

The lease with Walgreens requires a base rent of $5.50 per square foot per annum until July 31, 2005, $6.00 per square foot per annum from August 1, 2005 to July 31, 2015 and $6.50 per square foot per annum from August 1, 2015 to July 31, 2025. The lease also requires the payment of percentage rent annually based on 1% of food item sales, 1.5% of liquor sales and 2% of other sales in excess of monthly rent paid including their portion of CAM, real estate taxes and insurance. In 1995, net percentage rent was $23,000. Walgreens has the option to terminate the lease in 2005, 2010, 2015, and 2020 with a one year notice.

The lease with United Farm Stands Corp. requires a base rent of $12.00 per square foot per annum until January 31, 1998 and contains three renewal options of two years each. United Farm Stands Corp. sells fruits and vegetables.

The lease with Blockbuster Video requires a base rent of $12.00 per square foot per annum for three years and contains four renewal options of five years each. Blockbuster Video sells and rents prerecorded audio and video products. Blockbuster Video will begin paying rent three months after occupancy which is anticipated to be in July 1996. The seller will master lease this space at $12.00 per square foot per annum until Blockbuster Video begins paying rent.

For federal income tax purposes, the Company's depreciable basis in the Prospect Heights buildings will be approximately $1,407,000. Depreciation expense, for tax purposes, will be computed using the straight-line method. Buildings and improvements are based upon estimated useful lives of 40 years.

Real estate taxes paid in 1995 for the tax year ended 1994 (the most recent tax year for which information is available) were $127,033.

At June 1, 1996, Prospect Heights had five tenants. The following tables set forth certain information with respect to the amount of and expiration of leases at this Neighborhood Retail Center.

                    Square                            Current
                     Foot      Lease      Renewal      Annual      Rent Per
     Lessee         Leased      Ends      Options       Rent      Square Foot
- ------------------  -------    -------    -------   ---------     -----------
Walgreens            12,600    07/2025     None     $ 72,450      $    5.75
Blockbuster           6,250    07/1999      4/5       75,000          12.00
Power Motion          2,550    07/1998      1/3       27,600          10.82
Dr. W. Beck           2,000    12/1997      1/5       22,000          11.00
United Farm Stands    4,680    01/1998      3/2       56,160          12.00

                                                               Average    Percent of    Percent of
                             Approx.                          Base Rent     Total         Annual
                             GLA of       Annual      Total   Per Square Building GLA    Base Rent
               Number of    Expiring     Base Rent   Annual   Foot Under Represented   Represented
Year Ending    Leases        Leases     of Expiring   Base     Expiring  By Expiring   By Expiring
December 31,   Expiring   (square feet)   Leases     Rent(1)    Leases     Leases         Leases
- ------------   --------   ------------- ----------- ---------  --------  ------------  -----------
  1996           -           -              -       $ 253,710      -         -              -

  1997           1         2,000        $ 22,000    $ 254,910  $ 11.00      7.12%          8.63%

  1998           2         7,230        $ 86,160    $ 233,610  $ 11.92     25.75%         36.88%

  1999           1         6,250        $ 75,000    $ 147,450  $ 12.00     22.26%         50.86%

  2000-2004      -           -              -       $  72,450      -         -              -

  2005           -           -              -       $  73,763      -         -              -

 * No assumptions were made regarding the releasing of expired leases. It is management of the Company's current opinion that the space will be released at market rates.

The Company received a letter appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers reflecting a prospective value of Prospect Heights of the leased fee interest upon reaching stabilized occupancy as of June 11, 1996 of not less than $2,165,000. It should be noted, however, that appraisals are estimates of value and should not be relied on as true worth or realizable value.

Montgomery-Sears, Montgomery, Illinois

The Company, through the Advisor, is currently completing its due diligence on Montgomery-Sears and anticipates purchasing the property in June, 1996 from an unaffiliated third party for a purchase price of $3,419,000 on an all cash basis.

Montgomery-Sears, built in 1990, is a one-story, multi tenant concrete masonry building aggregating 34,600 rentable square feet.

The table below sets forth certain information with respect to the occupancy rate at Montgomery-Sears expressed as a percentage of total gross leasable area for each of the last five years and the average effective annual base rent per square foot for each of the last five years.

         Year Ending         Occupancy           Annual Rents Received
         December 31,          Rate                 Per Square Foot
         ------------        ---------           ---------------------
            1991               95%                   $ 8.88
            1992               95%                     9.50
            1993               95%                     9.84
            1994               95%                    10.48
            1995               95%                     9.47

As of June 14, 1996, Montgomery-Sears was 85% leased. Tenants leasing more than 10% of the building's square footage include Sears Hardware with 20,000 square feet and Blockbuster Video with 7,000 square feet.

The lease with Sears requires a base rent of $10.50 per square foot per annum until September 1, 1996, $11.44 per square foot per annum from October 1, 1996 to September 30, 1999 and $12.47 per square foot per annum from October 1, 1999 to July 30, 2000 and contains two renewal options of five years each. Sears has the right to terminate the lease at any time after July 15, 1997 with 180 days notice and payment of one year's rent. Sears Hardware sells hardware supplies and tools. The lease with Blockbuster requires a base rent of $13.20 per square foot per annum until August 31, 2000 and contains a renewal option for an additional five years. Blockbuster Video sells and rents prerecorded audio and video products.

The vacant space, totaling 5,100 square feet, at Montgomery-Sears will be master leased by the seller for a period of 24 months at $12.00 per square foot per annum or until such time as a tenant begins paying rent.

For federal income tax purposes, the company's depreciable basis in the Montgomery-Sears building will be approximately $2,675,000. Depreciation expense, for tax purposes, will be computed using the straight-line method. Buildings and improvements are based upon estimated useful lives of 40 years.

Real estate taxes to be paid in 1996 for the tax year ended 1995 (the most recent tax year for which information is available) were $65,310.

At June 1, 1996, Montgomery-Sears had three tenants. The following tables set forth certain information with respect to the amount of and expiration of leases at this Neighborhood Retail Center.

                    Square                            Current
                    Foot       Lease      Renewal      Annual      Rent Per
     Lessee         Leased      Ends      Options       Rent      Square Foot
- --------------      -------    -------    -------  ------------   -----------
Sears Hardware       20,000    07/2000      2/5    $  210,000     $  10.50
Blockbuster           7,000    08/2000      1/5        92,400        13.20
Radio Shack           2,500    09/2000      1/5        25,000        10.00
Vacant*               3,600    06/1998       -         43,200        12.00
Vacant*               1,500    06/1998       -         15,300        10.20

  * The vacancies currently total 5,100 square feet, however, the vacant space will be master leased by the seller for a two-year period at $12.00 per square foot, on a net basis, for 3,600 square feet and $10.20 per square foot, on a net basis, for 1,500 square feet.

                                                               Average    Percent of    Percent of
                             Approx.                          Base Rent     Total         Annual
                             GLA of       Annual      Total   Per Square Building GLA    Base Rent
               Number of    Expiring     Base Rent   Annual   Foot Under Represented   Represented
Year Ending    Leases        Leases     of Expiring   Base     Expiring  By Expiring   By Expiring
December 31,   Expiring   (square feet)   Leases     Rent(1)    Leases     Leases         Leases
- ------------   ---------  ------------- ----------- --------- ---------- ------------  -----------

  1996           -           -              -       $ 396,380      -         -              -

  1997           -           -              -       $ 416,640      -         -              -

  1998           1          5,100       $ 61,200    $ 416,640  $ 12.00     14.74%         14.69%

  1999           -           -              -       $ 362,178      -         -              -

  2000           3         29,500       $379,004    $ 379,004  $ 12.85     85.26%        100.00%

  2001-2005      -           -              -            -         -         -              -

 * No assumptions were made regarding the releasing of expired leases. It is management of the Company's current opinion that the space will be released at market rates.

The Company received a letter appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers reflecting a prospective value of Montogomery Sears of the leased fee interest upon reaching stabilized occupancy as of June 11, 1996 of $3,450,000. It should be noted, however, that appraisals are estimates of value and should not be relied on as true worth or realizable value.

Zany Brainy, Wheaton, Illinois

The Company has a commitment, subject to completion of due diligence, to purchase a single tenant retail facility in Wheaton, Illinois, which facility has been leased to Children's Concepts, Inc. ("the Zany Brainy store"). The Company expects to purchase the Zany Brainy property in July, 1996 from an unaffiliated third party for a purchase price of $2,455,000 on an all cash basis. The Zany Brainy store is a retail store which sells children's books, computer software, toys, and related items.

The Zany Brainy store, built in 1995, is a single tenant retail facility aggregating 12,499 rentable square feet and is leased 100% to Children's Concepts, Inc. (d/b/a Zany Brainy).

The lease with Zany Brainy requires a base rent of $22.00 per square foot per annum until November 2000, which increases for the period December 2000 to November 2005 to the lesser of $24 per square foot per annum or a calculated amount using the consumer price index. The lease with Zany Brainy contains two renewal options of five years each.

For federal income tax purposes, the company's depreciable basis in the Zany Brainy building will be approximately $1,592,000. Depreciation expense, for tax purposes, will be computed using the straight-line method. Buildings and improvements are based upon estimated useful lives of 40 years.

Real estate taxes to be paid in 1996 for the tax year ended 1995 (the most recent tax year for which information is available) were $1,292 for vacant land.

The following tables set forth certain information with respect to the amount of and expiration of the Zany Brainy lease.

                    Square                            Current
                     Foot      Lease      Renewal      Annual      Rent Per
     Lessee         Leased      Ends      Options       Rent      Square Foot
- ---------------     -------    -------    -------  ----------     -----------
Zany Brainy          12,499    11/2006      2/5    $  274,978     $  22.00

                                                                  Average      Percent of    Percent of
                             Approx.                              Base Rent      Total         Annual
                             GLA of       Annual      Total      Per Square   Building GLA    Base Rent
               Number of    Expiring     Base Rent   Annual      Foot Under   Represented   Represented
Year Ending    Leases        Leases     of Expiring   Base        Expiring    By Expiring   By Expiring
December 31,   Expiring   (square feet)   Leases     Rent(1)       Leases       Leases         Leases
- ------------   ---------  ------------- ----------- --------     -----------  -----------   ------------

  1996-1999      -           -              -       $274,978          -            -              -

  2000           -           -              -       $289,560 (2)      -            -              -

  2001-2004      -           -              -       $299,976          -            -              -

  2005           1         12,499       $299,976    $299,976      $ 24.00        100%           100%

(1) No assumptions were made regarding the releasing of expired leases. It is management of the Company's current opinion that the space will be released at market rates.

(2) The base rent will increase in December 2000 to the lesser of $24.00 per square foot per annum or $274,978* (1.0 plus the sum of CPI for the first five years plus .025). For presentation purposes, $24.00 per square foot per annum was used.

The Company is in the process of obtaining an appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers.

Acquisition of these properties is subject to approval of the Directors, including the Independent Directors, as being fair and reasonable to the Company.

Item 7.  Financial Statements and Exhibits

                          Index to Financial Statements

                                                                        Page
                                                                        ----
Report of Independent Public Accountants............................      9

Statement of Gross Income and Direct Operating Expenses for the
year ended December 31, 1995 of Prospect Heights Plaza..............     10

Notes to the Statement of Gross Income and Direct Operating
Expenses for the year ended December 31, 1995
of Prospect Heights Plaza...........................................     11

Independent Auditors' Report........................................     13

Historical Summary of Gross Income and Direct Operating
Expenses for the year ended December 31, 1995 of Montgomery-Sears...     14

Notes to Historical Summary of Gross Income and Direct Operating
Expenses for the year ended December 31, 1995 of Montgomery-Sears...     15

Pro Forma Balance Sheet (unaudited) at December 31, 1995............     17

Notes to Pro Forma Balance Sheet (unaudited) at December 31, 1995...     19

Pro Forma Statement of Operations (unaudited) of the Company
for the year ended December 31, 1995................................     24

Notes to Pro Forma Statement of Operations (unaudited) for
the year ended December 31, 1995....................................     26

Pro Forma Balance Sheet (unaudited) at March 31, 1996...............     34

Notes to Pro Forma Balance Sheet (unaudited) at March 31, 1996......     36

Pro Forma Statement of Operations (unaudited) of the Company
for the three months ended March 31, 1996...........................     40

Notes to Pro Forma Statement of Operations (unaudited) for the
three months ended March 31, 1996...................................     42

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE BOARD OF DIRECTORS OF
NATIONAL SHOPPING PLAZAS, INC.

We have audited the accompanying Statement of Gross Income and Direct Operating Expenses of the Prospect Heights Plaza for the year ended December 31, 1995. This Statement is the responsibility of the management of the Company. Our responsibility is to express an opinion on this Statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Inland Monthly Income Fund III, Inc. as described in Note 2. The presentation is not intended to be a complete presentation of the Prospect Heights Plaza revenues and expenses.

In our opinion, the Statement referred to above presents fairly, in all material respects, the gross income and direct operating expenses of Prospect Heights Plaza as described in Note 2 for the year ended December 31, 1995, in conformity with generally accepted accounting principles.

                                                 BRUCE GORLICK, C.P.A., LTD.
                                                 A PROFESSIONAL CORPORATION

BUFFALO GROVE, ILLINOIS
MAY 24, 1996

                            Prospect Heights Plaza
            Statement of Gross Income and Direct Operating Expenses
                     For the year ended December 31, 1995


Gross income:
  Base rental income.............................. $  164,152
  Operating expense and real estate
    tax recoveries................................    116,075
  Other tenant income.............................        100
                                                   ----------

  Total Gross Income..............................    280,327
                                                   ----------

Direct operating expenses:

  Real estate taxes...............................    127,033
  Management fees.................................     16,600
  Operating expenses..............................     29,678
  Utilities.......................................      3,339
  Insurance expense...............................      4,169
                                                   ----------

  Total Direct Operating Expenses.................    180,819
                                                   ----------

Excess of Gross over Direct Operating............. $   99,508
                                                   ==========

                             Prospect Heights Plaza
         Notes to the Statement of Income and Direct Operating Expenses
                                December 31, 1995

1.  Business

    Prospect Heights Plaza is located in Prospect Heights, Illinois. It consists of approximately 27,830 square feet of gross leasable area and was 78% occupied at December 31, 1995. Prospect Heights Plaza is owned by Amalgamated Bank of Chicago, Trust No. 5073. Amalgamated Bank of Chicago, Trust No. 5073 has signed a sale and purchase agreement for the sale of Prospect Heights Plaza to Inland Monthly Income Fund III, Inc.

2.  Basis of Presentation

    The Statement has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Registration Statement on Form S-11 of Inland Monthly Income Fund III, Inc. and is not intended to be a complete presentation of revenues and expenses. The Statement has been prepared on the accrual basis of accounting.

3.  Gross Income

    National Shopping Plazas, Inc. leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. Certain of the leases include provisions under which Prospect Heights Plaza is reimbursed for certain common area, real estate, and insurance costs. Operating Expense and Real Estate Tax Recoveries reflected on the Statement of Gross Income and Direct Operating Expenses includes amounts due for 1995 expenses for which the tenants have not yet been billed. Certain leases have rent due for the year ended December 31, 1995. Certain leases contain renewal options for various periods at various rental rates.

    Base rentals are reported as income over the lease term as they become receivable under the provisions of the leases. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. The adjusted increase in base rental income is $11 for the year ended December 31, 1995, which we consider immaterial.

    Minimum rents to be received from tenants under operating leases in effect at December 31, 1995 are approximately as follows:

                                 Year         Amount
                                 ----         ------
                              1996          $   178,710
                              1997              179,910
                              1998              116,630
                              1999               94,450
                              2000               94,450
                              Thereafter        332,062
                                            -----------

                                            $   996,212
                                            ===========

                             Prospect Heights Plaza
      Notes to the Statement of Gross Income and Direct Operating Expenses
                                December 31, 1995

4.  Direct Operating Expenses

    Direct operating expenses include only those costs expected to be comparable to the proposed future operations of Prospect Heights Plaza. Costs such as mortgage interest, depreciation, amortization, and professional fees are excluded from the Statement.

    Prospect Heights Plaza has not received its final real estate bill for 1995. The difference between this estimate and the final bill is not expected to have a material impact on the Statement of Gross Income and Direct Operating Expenses.

    Prospect Heights Plaza is managed by National Shopping Plazas, Inc. For the year ended December 31, 1995, Prospect Heights Plaza paid approximately $17,000 for management fees, as per the management agreement.

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE BOARD OF DIRECTORS OF
NATIONAL SHOPPING PLAZAS, INC.

We have audited the accompanying Statement of Gross Income and Direct Operating Expenses of the Montgomery-Sears Shopping Center ("Montgomery-Sears") for the year ended December 31, 1995. This Statement is the responsibility of the management of the Company. Our responsibility is to express an opinion on this Statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Inland Monthly Income Fund III, Inc. as described in Note 2. The presentation is not intended to be a complete presentation of the Montgomery-Sears revenues and expenses.

In our opinion, the Statement referred to above presents fairly, in all material respects, the gross income and direct operating expenses of Montgomery-Sears as described in Note 2 for the year ended December 31, 1995, in conformity with generally accepted accounting principles.

     BRUCE GORLICK, C.P.A., LTD.
     A PROFESSIONAL CORPORATION

BUFFALO GROVE, ILLINOIS
MAY 29, 1996

                        Montgomery-Sears Shopping Center
             Statement of Gross Income and Direct Operating Expenses
                      For the year ended December 31, 1995

Gross income:
  Base rental income.............................. $  327,610
  Operating expense and real estate
    tax recoveries................................     75,642
  Other tenant income.............................        540
                                                   ----------
  Total Gross Income..............................    403,792
                                                   ----------

Direct operating expenses:
  Real estate taxes...............................     60,996
  Management fees.................................     14,800
  Operating expenses..............................     12,596
  Utilities.......................................      5,311
  Insurance expense...............................      8,364
                                                   ----------
  Total Direct Operating Expenses.................    102,067
                                                   ----------
Excess of Gross over Direct Operating............. $  301,725
                                                   ==========

                        Montgomery-Sears Shopping Center
         Notes to the Statement of Income and Direct Operating Expenses
                                December 31, 1995

1.  Business

    Montgomery-Sears is  located  in  Montgomery,  Illinois.    It  consists of
    approximately 34,600 square feet of gross leasable area and was 85% occupied at December 31, 1995. Montgomery-Sears is owned by Amalgamated Bank of Chicago, Trust No. 5435. Amalgamated Bank of Chicago, Trust No. 5435 has signed a sale and purchase agreement for the sale of Montgomery-Sears to Inland Monthly Income Fund III, Inc.

2.  Basis of Presentation

    The Statement has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Registration Statement on Form S-11 of Inland Monthly Income Fund III, Inc. and is not intended to be a complete presentation of revenues and expenses. The Statement has been prepared on the accrual basis of accounting.

3.  Gross Income

    National Shopping Plazas, Inc. leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. Certain of the leases include provisions under which Montgomery-Sears is reimbursed for certain common area, real estate, and insurance costs. Operating Expense and Real Estate Tax Recoveries reflected on the Statement of Gross Income and Direct Operating Expenses includes amounts due for 1995 expenses for which the tenants have not yet been billed. Certain leases contain renewal options for various periods at various rental rates.

    Base rentals are reported as income over the lease term as they become receivable under the provisions of the leases. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. The adjusted increase in base rental income is $56 for the year ended December 31, 1995, which we consider immaterial.

    Minimum rents to be received from tenants under operating leases in effect at December 31, 1995 are approximately as follows:

                                 Year         Amount
                                 ----         ------
                              1996          $   335,180
                              1997              355,440
                              1998              321,560
                              1999              258,950
                              2000              205,800
                              Thereafter           -
                                            -----------
                                            $ 1,476,930
                                            ===========

                        Montgomery-Sears Shopping Center
      Notes to the Statement of Gross Income and Direct Operating Expenses
                                December 31, 1995

4.  Direct Operating Expenses

    Direct operating expenses include only those costs expected to be comparable to the proposed future operations of Montgomery-Sears. Costs such as mortgage interest, depreciation, amortization, and professional fees are excluded from the Statement.

    Montgomery-Sears has not received its final real estate bill for 1995. The difference between this estimate and the final bill is not expected to have a material impact on the Statement of Gross Income and Direct Operating Expenses.

    Montgomery-Sears is managed by National Shopping Plazas, Inc. For the year ended December 31, 1995, Montgomery-Sears paid approximately $15,000 for management fees, as per the management agreement.

                      Inland Monthly Income Fund III, Inc.
                             Pro Forma Balance Sheet
                                December 31, 1995
                                   (unaudited)

The following unaudited Pro Forma Balance Sheet of the Company is presented to effect the acquisitions of Mundelein Plaza, the Regency Point Shopping Center, Prospect Heights Plaza, Montgomery-Sears Shopping Center and the Zany Brainy store, as of December 31, 1995. This unaudited Pro Forma Balance Sheet should be read in conjunction with the December 31, 1995 Financial Statements and the notes thereto as filed on Form 10-K.

This unaudited Pro Forma Balance Sheet is not necessarily indicative of what the actual financial position would have been at December 31, 1995, nor does it purport to represent the future financial position of the Company. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.

                      Inland Monthly Income Fund III, Inc.
                             Pro Forma Balance Sheet
                                December 31, 1995
                                   (unaudited)


                                                            December 31,
                               December 31,                      1995
                                   1995        Pro Forma      Pro Forma
                               Historical(A) Adjustments(B) Balance Sheet
                               ------------- -------------- -------------
Assets
Net investment in
  properties.................. $ 17,342,538    19,397,230    36,739,768
Cash and cash equivalents.....      738,931          -          738,931
Restricted cash...............      150,000          -          150,000
Accounts and rents
  receivable..................      333,823       167,855       501,678
Other assets..................      185,585          -          185,585
                               ------------   -----------   -----------
Total assets.................. $ 18,750,877    19,565,085    38,315,962
                               ============   ===========   ===========


Liabilities and Stockholders'
Equity

Accounts payable and accrued
  expenses.................... $    288,037         7,500       295,537
Accrued real estate taxes.....      374,180       202,049       576,229
Distributions payable (C).....      129,532          -          129,532
Security deposits.............       54,483        52,221       106,704
Mortgage payable..............      750,727     4,473,200     5,223,927
Notes payable to Affiliate....      360,000          -          360,000
Other liabilities.............      178,852          -          178,852
                               ------------   -----------   -----------
Total liabilities.............    2,135,811     4,734,970     6,870,781
                               ------------   -----------   -----------
Common Stock(D)...............       19,996        17,245        37,241
Additional paid in capital
  (net of Offering costs)(D)..   16,835,183    14,812,870    31,648,053
Accumulated distributions in
  excess of net income........     (240,113)         -         (240,113)
                               ------------   -----------   -----------
Total Stockholders' equity....   16,615,066    14,830,115    31,445,181
                               ------------   -----------   -----------
Total liabilities and
  Stockholders' equity........ $ 18,750,877    19,565,085    38,315,962
                               ============   ===========   ===========

               See accompanying notes to pro forma balance sheet.

                      Inland Monthly Income Fund III, Inc.
                        Notes to Pro Forma Balance Sheet
                                December 31, 1995
                                   (unaudited)

(A) The December 31, 1995 Historical column represents the historical balance sheet as presented in the December 31, 1995 10-K as filed with the SEC and includes the following properties acquired by the Company as of December 31, 1995.

    Walgreens, Decatur, Illinois

    On January 31, 1995, the Company acquired this property from Inland Property Sales, Inc. ("IPS"), an Affiliate of the Advisor, for the total purchase price of $1,209,053, including acquisition costs of $482, and the assumption of the first mortgage loan with a balance of $750,727 at December 31, 1995, which is secured by the property. This mortgage has an interest rate of 7.655% and amortizes over a 25-year period. The Company is responsible for monthly payments of principal and interest of $5,689.

    Eagle Crest Shopping Center, Naperville, Illinois

    On March 1, 1995, the Company acquired this property from IPS for the purchase price of $4,816,970, including acquisition costs of $11,059, and the assumption of the first mortgage loan of approximately $3,534,000, which was secured by the property. The balance of the purchase price was funded through a loan from IPS, totaling $1,212,427, with interest accruing at 10.5%. On April 20, 1995, the Company paid off the first mortgage secured by this property. The deferred portion of the purchase price, totaling $1,212,427, was paid to IPS in May 1995 from Gross Offering Proceeds. In addition, accrued interest of $22,009 was paid from Company operations.

    Montgomery-Goodyear Shopping Center, Montgomery, Illinois

    On September 14, 1995, the Company acquired this property from an unaffiliated third party for a purchase price of $1,145,992, including closing costs of $5,992, a portion of which was evidenced by a promissory note payable to Inland Mortgage Investment Corporation ("IMIC"), an Affiliate of the Advisor, in the gross amount of $600,000. The remainder of the purchase price net of prorations, of approximately $535,000 was funded with proceeds of the Offering. The promissory note was paid in full in October 1995, with interest at a rate of 10.9% per annum. The total amount paid was $604,260, of which $600,000 was principal paid from Gross Offering Proceeds and $4,260 was interest paid from Company operations.

                      Inland Monthly Income Fund III, Inc.
                        Notes to Pro Forma Balance Sheet
                                   (continued)
                                December 31, 1995
                                   (unaudited)

    Hartford Plaza, Naperville, Illinois

    On September 14, 1995, the Company acquired this newly constructed property from an unaffiliated third party for a purchase price of $4,414,015 including closing costs of $14,015, and deposited $150,000 in an escrow account for leasehold improvements to the Blockbuster, Inc. space. A portion of the purchase price was evidenced by a promissory note payable to IMIC, in the gross amount of $600,000. The remainder of the purchase price was funded with proceeds of the Offering. The promissory note was paid in full in October 1995 with interest at a rate of 10.9% per annum. The total amount paid was $605,102, of which $600,000 was principal paid from Gross Offering Proceeds and $5,102 was interest paid from Company operations.

    Nantucket Square Shopping Center, Schaumburg, Illinois

    On September 20, 1995, the Company acquired this property from an unaffiliated third party for a purchase price of $4,257,918, including closing costs of $4,913, a portion of which was evidenced by a promissory note payable to IMIC, in the gross amount of $3,550,000. The remainder of the purchase price was funded with proceeds of the Offering. In addition, as part of the purchase, the Company agreed to pay $51,135 for tenant improvements for two tenants expanding their space, which was added to the cost of the property. The promissory note was paid in full in December 1995 with interest at a rate of 10.5% per annum. The principal amount paid was $3,550,000 from Gross Offering Proceeds and interest of $62,011 was paid from Company operations.

    Antioch Plaza, Antioch, Illinois

    On December 28, 1995, the Company acquired Antioch Plaza from an unaffiliated third party for a purchase price of $1,750,365, including closing costs of $365, a portion of which was evidenced by a promissory note payable to Inland Real Estate Investment Corporation, an affiliate of the Advisor ("IREIC"), in the gross amount of $660,000. As of December 31, 1995, the unpaid balance of this note was $360,000. The note which bore interest at a rate of 9.5% per annum was repaid in full on January 9, 1996 and the total amount paid was $661,163, of which $660,000 was principal paid from Gross Offering Proceeds and $1,163 was interest paid from Company operations. The remainder of the purchase price, net of prorations of approximately $1,100,000 was funded with proceeds of the Offering.

                      Inland Monthly Income Fund III, Inc.
                             Pro Forma Balance Sheet
                                December 31, 1995
                                   (unaudited)

(B) The following pro forma adjustment relates to the acquisition or probable acquisition of the subject properties as though they were acquired on December 31, 1995. The terms are described in the notes that follow.

                                                            Pro Forma Adjustments
                               -------------------------------------------------------------------
                                                                                                         Total
                                 Mundelein      Regency       Prospect    Montgomery-      Zany        Pro Forma
                                   Plaza         Point        Heights        Sears        Brainy      Adjustment
                               -----------     ---------    ----------    -----------    ---------    ----------
Assets

Net investment in
  properties.................. $ 5,658,230     5,700,000     2,165,000     3,419,000     2,455,000    19,397,230
Cash and cash equivalents.....        -             -             -             -             -             -
Restricted cash...............        -             -             -             -             -             -
Accounts and rent
  receivable..................      84,375        16,867        38,771        27,842          -          167,855
Other assets..................        -             -             -             -             -             -
                               -----------   -----------   -----------   -----------   -----------   -----------
Total assets.................. $ 5,742,605     5,716,867     2,203,771     3,446,842     2,455,000    19,565,085
                               ===========   ===========   ===========   ===========   ===========   ===========


Liabilities and Stockholders'
Equity

Accounts payable and accrued
  expenses.................... $     7,500          -             -             -             -            7,500
Accrued real estate taxes.....      89,010        16,867        63,517        32,655          -          202,049
Distributions payable (C).....        -             -             -             -             -             -
Security deposits.............      15,000        28,621         8,600          -             -           52,221
Mortgage payable..............        -        4,473,200          -             -             -        4,473,200
Notes payable to Affiliate....        -             -             -             -             -             -
Other liabilities.............        -             -             -             -             -             -
                               -----------   -----------   -----------   -----------   -----------   -----------
Total liabilities.............     111,510     4,518,688        72,117        32,655     2,455,000     4,734,970
                               -----------   -----------   -----------   -----------   -----------   -----------

Common Stock(D)...............       6,548         1,393         2,479         3,970         2,855        17,245
Additional paid in capital
  (net of Offering costs)(D)..   5,624,547     1,196,786     2,129,175     3,410,217     2,452,145    14,812,870
Accumulated distributions in
  excess of net income........        -             -             -             -             -             -
                               -----------   -----------   -----------   -----------   -----------   -----------
Total Stockholders' equity....   5,631,095     1,198,179     2,131,654     3,414,187     2,455,000    14,830,115
                               -----------   -----------   -----------   -----------   -----------   -----------
Total liabilities and
  Stockholders' equity........ $ 5,742,605     5,716,867     2,203,771     3,446,842     2,455,000    19,565,085
                               ===========   ===========   ===========   ===========   ===========   ===========

                      Inland Monthly Income Fund III, Inc.
                        Notes to Pro Forma Balance Sheet
                                   (continued)
                                December 31, 1995
                                   (unaudited)

    Acquisition of Mundelein Plaza, Mundelein, Illinois

    On March 29, 1996, the Company acquired the Mundelein Plaza property located in Mundelein, Illinois ("Mundelein Plaza") from an unaffiliated third party for a purchase price of $5,658,230, including closing costs of $8,230, on an all cash basis, funded from offering proceeds.

    Acquisition of Regency Point Shopping Center, Lockport, Illinois

    On April 5, 1996, the Company completed the acquisition of the Regency Point Shopping Center located in Lockport, Illinois ("Regency Point"), from an unaffiliated third party for a purchase price of $5,700,000. As part of the acquisition, the Company will assume the existing first mortgage loan of $4,473,200 along with a related interest rate swap agreement, with the balance funded with Offering proceeds.

    The first mortgage loan has a floating interest rate of 180 basis points over the 30-day LIBOR rate, which rate is adjusted monthly. The interest rate swap agreement, in conjunction with the first mortgage, provides for Bank One, Chicago, to receive from or pay to the Company the difference between 6.11% and the 30-day LIBOR rate, so that the first mortgage loan has an effective rate of 7.91% per annum. The first mortgage loan matures in August 2000. The related interest rate swap agreement was terminated on April 18, 1996 resulting in $48,419 proceeds to the Company. No pro forma adjustment has been made as a result of this termination.

    Acquisition of Prospect Heights Plaza, Prospect Heights, Illinois

    The Company, through the Advisor, is currently completing its due diligence and anticipates purchasing this property in June 1996 from an unaffiliated third party for the purchase price of $2,165,000 on an all cash basis.

    Acquisition of Montgomery-Sears, Montgomery, Illinois

    The Company, through the Advisor, is currently completing its due diligence and anticipates purchasing this property in June 1996 from an unaffiliated third party for the purchase price of $3,419,000 on an all cash basis.

    Acquisition of Zany Brainy, Wheaton, Illinois

    The Company, through the Advisor, is currently completing its due diligence and anticipates purchasing this property in July 1996 from an unaffiliated third party for the purchase price of $2,455,000 on an all cash basis.

                      Inland Monthly Income Fund III, Inc.
                        Notes to Pro Forma Balance Sheet
                                   (continued)
                                December 31, 1995
                                   (unaudited)

(C) No pro forma assumptions have been made for the additional payment of distributions resulting from the additional proceeds raised.

(D) Additional Offering Proceeds of $17,244,320, net of additional Offering costs of $2,414,205, are reflected as received as of December 31, 1995, prior to the purchase of the properties. Offering costs consist principally of registration costs, printing and selling costs, including commissions.

                      Inland Monthly Income Fund III, Inc.
                        Pro Forma Statement of Operations
                      For the year ended December 31, 1995
                                   (unaudited)

The following unaudited Pro Forma Statement of Operations of the Company is presented to effect the acquisitions of the Walgreens/Decatur property, Eagle Crest Shopping Center, Montgomery-Goodyear property, Nantucket Square Shopping Center, Mundelein Plaza, Regency Point Shopping Center, Prospect Heights Plaza and Montgomery-Sears Shopping Center as of January 1, 1995. The remaining three properties acquired or proposed to be acquired by the Company were constructed in 1995 and acquired shortly after construction was completed. Therefore, the unaudited Pro Forma Statement of Operations of the Company is presented to effect the acquisition of Hartford/Naperville Plaza, Antioch Plaza and the Zany Brainy store, as of August 17, 1995, September 1, 1995 and November 22, 1995, respectively, the date occupancy commenced at these properties. This unaudited Pro Forma Statement of Operations should be read in conjunction with the December 31, 1995 Financial Statements and the notes thereto as filed on Form 10-K.

This unaudited Pro Forma Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 1995, nor does it purport to represent the future results of operations of the Company. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.

                      Inland Monthly Income Fund III, Inc.
                        Pro Forma Statement of Operations
                      for the year ended December 31, 1995
                                  (unaudited)

                                         Pro Forma Adjustments
                                         ---------------------
                               1995          1995         1996
                            Historical   Acquisitions  Acquisitions     1995
                               (A)           (B)           (C)        Pro Forma
                            ----------  ------------  ------------    ---------
  Rental
    income ..............   $  869,485      585,614    1,700,614   3,155,713
  Additional
    Rental income .......      228,024      162,536      327,350     717,910
  Interest
    income (D) ..........       82,913         --           --        82,913
                            ----------      -------    ---------   ---------
    Total income ........    1,180,422      748,150    2,027,964   3,956,536
                            ----------      -------    ---------   ---------

  Professional
    services and
    general and
    administrative ......       23,132         --           --        23,132
  Property operating
    expenses ............      326,721      275,218      501,485   1,103,424
  Interest expense ......      164,161      429,997      351,900     946,058
  Depreciation (E) ......      169,894      111,767      425,255     706,916
                            ----------      -------    ---------   ---------
  Total expenses ........      683,908      816,982    1,278,640   2,779,530
                            ----------      -------    ---------   ---------
    Net income(loss) ....   $  496,514      (68,832)     749,324   1,177,006
                            ==========      =======    =========   =========


  Weighted average
    common stock shares
    outstanding (F) .....      943,156                             2,667,588
                            ==========                             =========

  Net income per weighted
    average common stock
    outstanding (F)  ....   $      .53                                   .44
                            ==========                             =========



          See accompanying notes to pro forma statement of operations.

                      Inland Monthly Income Fund III, Inc.
                   Notes to Pro Forma Statement of Operations
                      For the year ended December 31, 1995
                                   (unaudited)

(A) The December 31, 1995 Historical column represents the historical statement of operations of the Company for the year ended December 31, 1995, as filed with the SEC on Form 10-K.

(B) Total pro forma adjustments for 1995 acquisitions as though they were acquired the earlier of January 1, 1995 or date that operations commenced.



                                             Pro Forma Adjustments
                      --------------------------------------------------------------------------
                                                            Hartford                                   Total
                                              Montgomery-   Naperville   Nantucket       Antioch        1995
                      Walgreens  Eagle Crest   Goodyear       Plaza        Square         Plaza       Pro Forma
                      ---------  -----------   --------       -----        ------         -----       ---------
  Rental
    income .........   10,651     95,232      101,359        15,077       340,545         22,750       585,614
  Additional
    Rental income ..     --        2,218       19,203           662       140,453           --         162,536
  Interest
    income (D) .....     --         --           --            --            --             --            --
                       ------    -------      -------       -------       -------         ------       -------
    Total income ...   10,651     97,450      120,562        15,739       480,998         22,750       748,150
                       ------    -------      -------       -------       -------         ------       -------
  Professional
    services and
    general and
    administrative .     --         --           --            --            --             --            --
  Property operating
    expenses .......      533     17,376       47,758         3,436       205,903            212       275,218
  Interest expense .    4,840     77,170       46,325        13,625       267,137         20,900       429,997
  Depreciation (E) .    3,141     16,324       20,682         8,867        57,357          5,396       111,767
                       ------    -------      -------       -------       -------         ------       -------
  Total expenses ...    8,514    110,870      114,765        25,928       530,397         26,508       816,982
                       ------    ------       -------       -------       -------         ------       -------
    Net income(loss)    2,137    (13,420)       5,797       (10,189)      (49,399)        (3,758)      (68,832)
                       ======    =======      =======       =======       =======         ======      ========

                      Inland Monthly Income Fund III, Inc.
                   Notes to Pro Forma Statement of Operations
                                   (continued)
                      For the year ended December 31, 1995
                                   (unaudited)


Acquisition of Walgreens/Decatur, Decatur, Illinois

In conjunction with the acquisition, the Company assumed a portion of the first mortgage loan with a balance of $775,000. This mortgage has an interest rate of 7.655%, amortizes over a 25-year period and matures May 31, 2004. The Company is responsible for monthly payments of principal and interest of $5,689. The pro forma adjustment for interest expense for the period prior to acquisition was estimated using the described loan terms.

Acquisition of Eagle Crest Shopping Center, Naperville, Illinois

As part of the acquisition, the Company assumed a portion of the first mortgage loan with a balance of $3,534,000, as well as entering into a loan agreement with Inland Property Sales, Inc. ("IPS"), an Affiliate of the Advisor, for the balance of the purchase price for $1,212,427. The first mortgage bears interest at 9.5% per annum and the loan to IPS bears interest at 10.5%. The pro forma adjustment for interest expense for the period prior to acquisition was estimated using the described loan terms.

Acquisition of Montgomery-Goodyear, Montgomery, Illinois

As part of the acquisition, the Company entered into a loan agreement with Inland Mortgage Investment Corporation ("IMIC"), an affiliate of the Advisor, for $600,000 which bears interest of 10.9% per annum. The pro forma adjustment for interest expense for the period prior to acquisition was estimated using the described loan terms.

Acquisition of Hartford/Naperville Plaza, Naperville, Illinois

In conjunction with the acquisition, the Company entered into a loan agreement with IMIC for $600,000 which bears interest of 10.9% per annum. The pro forma adjustment for interest expense was estimated using the described loan terms.

Acquisition of Nantucket Square Shopping Center, Schaumburg, Illinois

As part of the acquisition, the Company entered into a loan agreement with IMIC for $3,550,000 which bears interest of 10.5% per annum. The pro forma adjustment for interest expense for the period prior to acquisition was estimated using the described loan terms.

                      Inland Monthly Income Fund III, Inc.
                   Notes to Pro Forma Statement of Operations
                                   (continued)
                      For the year ended December 31, 1995
                                   (unaudited)


Acquisition of Antioch Plaza, Antioch, Illinois

This pro forma adjustment reflects the purchase of the Antioch Plaza property as if the Company had purchased the property as of September 1, 1995, the date the first tenant occupied this newly constructed property. The pro forma adjustment for operations for the period September 1, 1995 to December 28, 1995 (date of acquisition) was estimated using applicable lease information. Blockbuster Video was the only tenant occupying the property during that period. No pro forma adjustment was made for real estate tax expense and the related recovery income since the property was vacant land for most of 1995 and the amount would be difficult to estimate and have an immaterial effect.

As part of the acquisition, the Company entered into a loan agreement with Inland Real Estate Investment Corporation, an affiliate of the Advisor, for $660,000 which bears interest of 9.5% per annum. The pro forma adjustment for interest expense was estimated using the described loan terms.

                      Inland Monthly Income Fund III, Inc.
                   Notes to Pro Forma Statement of Operations
                                   (continued)
                      for the year ended December 31, 1995
                                   (unaudited)


(C) Total pro forma adjustments for 1996 Acquisitions as though they were acquired the earlier of January 1, 1995 or date that operations commenced.


                                   Pro Forma Adjustments
                      ----------------------------------------------------
                                                                                  Total
                      Mundelein   Regency   Prospect  Montgomery-    Zany         1995
                        Plaza      Point    Heights    Sears        Brainy      Pro Forma
                      ---------    -----    -------    -----        ------      ---------
  Rental
    income .........   639,124   541,085     164,152   327,610     28,643     1,700,614
  Additional
    Rental income ..    66,669    63,294     116,175    76,182      5,030       327,350
  Interest
    income (D) .....      --        --          --        --         --            --
                       -------   -------     -------   -------     ------     ---------

    Total income ...   705,793   604,379     280,327   403,792     33,673     2,027,964
                       -------   -------     -------   -------     ------     ---------
  Professional
    services and
    general and
    administrative .      --        --          --        --         --            --
  Property operating
    expenses .......   141,482    71,615     180,819   102,067      5,502       501,485
  Interest expense .      --     351,900        --        --         --         351,900
  Depreciation (E) .   128,233   162,500      46,900    83,200      4,422       425,255
                       -------   -------     -------   -------     ------     ---------
  Total expenses ...   269,715   586,015     227,719   185,267      9,924     1,278,640
                       -------   -------     -------   -------     ------     ---------
    Net income .....   436,078    18,364      52,608   218,525     23,749       749,324
                       =======   =======     =======   =======     ======     =========

                      Inland Monthly Income Fund III, Inc.
                   Notes to Pro Forma Statement of Operations
                                   (continued)
                      For the year ended December 31, 1995
                                   (unaudited)

Acquisition of Mundelein Plaza, Mundelein, Illinois

Reconciliation of Gross Income and Direct Operating Expenses for the year ended December 31, 1995 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:


                               Mundelein Plaza
                          -----------------------------
                            *As       Pro Forma
                          Reported  Adjustments   Total
                          --------  -----------   -----
  Rental income .......   $639,124       --      639,124
  Additional rental
    income ............     66,669       --       66,669
  Interest income .....       --         --         --
                          --------    -------    -------
  Total income ........    705,793       --      705,793
                          --------    -------    -------
  Professional services
    and general and
    administrative ....       --         --         --
  Property operating
    expenses ..........    141,482       --      141,482
  Interest expense ....       --         --         --
  Depreciation (E) ....       --      128,233    128,233
                          --------    -------    -------
  Total expenses ......    141,482    128,233    269,715
                          --------    -------    -------
  Net income ..........   $564,311   (128,233)   436,078
                          ========   ========    =======

                      Inland Monthly Income Fund III, Inc.
                   Notes to Pro Forma Statement of Operations
                                   (continued)
                      For the year ended December 31, 1995
                                   (unaudited)

Acquisition of Regency Point, Lockport, Illinois

As part of the acquisition, the Company will assume the existing first mortgage loan of $4,473,200, along with a related interest rate swap agreement.

The first mortgage loan has a floating interest rate of 180 basis points over the 30-day LIBOR rate, which rate is adjusted monthly. The interest rate swap agreement, in conjunction with the first mortgage, provides for Bank One, Chicago, to receive from or pay to the Company the difference between 6.11% and the 30-day LIBOR rate, so that the first mortgage loan has an effective rate of 7.91% per annum. The pro forma adjustment for interest expense for 1995 was estimated using the described loan terms.

The related interest rate swap agreement was terminated on April 18, 1996 resulting in $48,419 proceeds to the Company. The pro forma adjustment does not give effect to the termination of this agreement.

Reconciliation of Gross Income and Direct Operating Expenses for the year ended December 31, 1995 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:


                                        Regency Point
                             -----------------------------------
                               *As         Pro Forma
                             Reported     Adjustments      Total
                             --------     -----------      -----
  Rental income .......      $541,085          --         541,085
  Additional rental
    income ............        63,294          --          63,294
  Interest income .....          --            --            --
                             --------       -------      --------
  Total income ........       604,379          --         604,379
                             --------       -------      --------
  Professional services
    and general and
    administrative ....          --            --            --
  Property operating
    expenses ..........        71,615          --          71,615
  Interest expense ....          --         351,900       351,900
  Depreciation (E) ....          --         162,500       162,500
                             --------       -------      --------
  Total expenses ......        71,615       514,400       586,015
                             --------       -------      --------
  Net income ..........      $532,764      (514,400)       18,364
                             ========      ========      ========

                      Inland Monthly Income Fund III, Inc.
                   Notes to Pro Forma Statement of Operations
                                   (continued)
                      For the year ended December 31, 1995
                                   (unaudited)

Acquisition of Prospect Heights Plaza, Prospect Heights, Illinois

Reconciliation of Gross Income and Direct Operating Expenses for the year ended December 31, 1995 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:


                                       Prospect Heights
                             ----------------------------------
                               *As         Pro Forma
                             Reported     Adjustments     Total
                             --------     -----------     -----
  Rental income .......      $164,152         --         164,152
  Additional rental
    income ............       116,175         --         116,175
  Interest income .....          --           --            --
                             --------       ------       -------
  Total income ........       280,327         --         280,327
                             --------       ------       -------
  Professional services
    and general and
    administrative ....          --           --            --
  Property operating
    expenses ..........       180,819         --         180,819
  Interest expense ....          --           --            --
  Depreciation (E) ....          --         46,900        46,900
                             --------       ------       -------
  Total expenses ......       180,819       46,900       227,719
                             --------       ------       -------
  Net income ..........      $ 99,508      (46,900)       52,608
                             ========      =======       =======

                      Inland Monthly Income Fund III, Inc.
                   Notes to Pro Forma Statement of Operations
                                   (continued)
                      For the year ended December 31, 1995
                                   (unaudited)

     Acquisition of Montgomery-Sears, Montgomery, Illinois

     Reconciliation of Gross Income and Direct Operating Expenses for the year ended December 31, 1995 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:


                                       Montgomery-Sears
                             ----------------------------------
                               *As        Pro Forma
                             Reported    Adjustments      Total
                             --------    -----------      -----
  Rental income .......      $327,610         --         327,610
  Additional rental
    income ............        76,182         --          76,182
  Interest income .....          --           --            --
                             --------       ------       -------

  Total income ........       403,792         --         403,792
                             --------       ------       -------
  Professional services
    and general and
    administrative ....          --           --            --
  Property operating
    expenses ..........       102,067         --         102,067
  Interest expense ....          --           --            --
  Depreciation (E) ....          --         83,200        83,200
                             --------       ------       -------
  Total expenses ......       102,067       83,200       185,267
                             --------       ------       -------
  Net income ..........      $301,725      (83,200)      218,525
                             ========      =======       =======

     Acquisition of Zany Brainy, Wheaton, Illinois

     This pro forma adjustment reflects the purchase of Zany Brainy as if the Company had purchased the property as of January 1, 1995. Operations for this property for the period from November 22, 1995 (date of occupancy) to December 31, 1995 were estimated using the lease and operating expense information supplied by the seller. This property will be purchased on an all cash basis.

(D) No pro forma adjustment has been made relating to interest income which would have been earned on the additional Offering Proceeds raised.

(E) Depreciation expense is computed using the straight-line method, based upon an estimated useful life of thirty years.

(F) The pro forma weighted average common stock shares for the year ended December 31, 1995 was calculated by estimating the additional shares sold to purchase each of the Company's properties on a weighted average basis.

                      Inland Monthly Income Fund III, Inc.
                             Pro Forma Balance Sheet
                                 March 31, 1996
                                   (unaudited)

The following unaudited Pro Forma Balance Sheet of the Company is presented to effect the acquisition of the Regency Point Shopping Center, Prospect Heights Plaza, Montgomery-Sears Shopping Center and the Zany Brainy store as of March 31, 1996. This unaudited Pro Forma Balance Sheet should be read in conjunction with the March 31, 1996 Financial Statements and the notes thereto as filed on Form 10-Q.

This unaudited Pro Forma Balance Sheet is not necessarily indicative of what the actual financial position would have been at March 31, 1996, nor does it purport to represent the future financial position of the Company. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.

                      Inland Monthly Income Fund III, Inc.
                             Pro Forma Balance Sheet
                                 March 31, 1996
                                   (unaudited)

                                                                                March 31,
                                              March 31,                           1996
                                                1996           Pro Forma        Pro Forma
                                            Historical(A)    Adjustments(B)    Balance Sheet
                                            -------------    --------------    -------------
Assets
- ------

  Net investment in
    properties .......................      $ 22,950,129       13,739,000       36,689,129
  Cash and cash equivalents ..........         2,937,473             --          2,937,473
  Accounts and rents
    receivable .......................           492,081          155,731          647,812
  Other assets .......................            48,398             --             48,398
                                            ------------       ----------      -----------
  Total assets .......................      $ 26,428,081       13,894,731       40,322,812
                                            ============       ==========      ===========


  Liabilities and Stockholders' Equity

  Accounts payable and accrued
    expenses .........................      $    418,393             --            418,393
  Accrued real estate taxes ..........           463,751          207,738          671,489
  Distributions payable (C) ..........           183,457             --            183,457
  Security deposits ..................            71,133           37,221          108,354
  Mortgage payable ...................           748,011        4,473,200        5,221,211
  Other liabilities ..................            42,120             --             42,120
                                            ------------       ----------      -----------
  Total liabilities ..................         1,926,865        4,718,159        6,645,024
                                            ------------       ----------      -----------
  Common Stock (D) ...................            29,103           10,671           39,774
  Additional paid in capital
    (net of Offering costs)(D) .......        24,953,635        9,165,901       34,119,536
  Accumulated distributions in
    excess of net income .............          (481,522)            --           (481,522)
                                            ------------       ----------      -----------
  Total Stockholders' equity .........        24,501,216        9,176,572       33,677,788
                                            ------------       ----------      -----------
  Total liabilities and
    Stockholders' equity .............      $ 26,428,081       13,894,731       40,322,812
                                            ============       ==========      ===========





               See accompanying notes to pro forma balance sheet.

                      Inland Monthly Income Fund III, Inc.
                        Notes to Pro Forma Balance Sheet
                                 March 31, 1996
                                   (unaudited)

(A) The March 31, 1996 Historical column represents the historical balance sheet as presented in the March 31, 1996 10-Q as filed with the SEC and includes the following properties acquired by the Company as of March 31, 1996.

     Walgreens, Decatur, Illinois

     On January 31, 1995, the Company acquired this property from Inland Property Sales, Inc. ("IPS"), an Affiliate of the Advisor, for the total purchase price of $1,209,053, including acquisition costs of $482, and the assumption of the first mortgage loan with a balance of $748,011 at March 31, 1996, which is secured by the property. This mortgage has an interest rate of 7.655% and amortizes over a 25-year period. The Company is responsible for monthly payments of principal and interest of $5,689.

     Eagle Crest Shopping Center, Naperville, Illinois

     On March 1, 1995, the Company acquired this property from IPS for the purchase price of $4,816,970, including acquisition costs of $11,059, and the assumption of the first mortgage loan of approximately $3,534,000, which was secured by the property. The balance of the purchase price was funded through a loan from IPS, totaling $1,212,427, with interest accruing at 10.5%. On April 20, 1995, the Company paid off the first mortgage secured by this property. The deferred portion of the purchase price, totaling $1,212,427, was paid to IPS in May 1995 from Gross Offering Proceeds. In addition, accrued interest of $22,009 was paid from Company operations.

     Montgomery-Goodyear Shopping Center, Montgomery, Illinois

     On September 14, 1995, the Company acquired this property from an unaffiliated third party for a purchase price of $1,145,992, including closing costs of $5,992, a portion of which was evidenced by a promissory note payable to Inland Mortgage Investment Corporation ("IMIC"), an Affiliate of the Advisor, in the gross amount of $600,000. The remainder of the purchase price net of prorations, of approximately $535,000 was funded with proceeds of the Offering. The promissory note was paid in full in October 1995, with interest at a rate of 10.9% per annum. The total amount paid was $604,260, of which $600,000 was principal paid from Gross Offering Proceeds and $4,260 was interest paid from Company operations.

                      Inland Monthly Income Fund III, Inc.
                        Notes to Pro Forma Balance Sheet
                                   (continued)
                                 March 31, 1996
                                   (unaudited)

     Hartford Plaza, Naperville, Illinois

     On September 14, 1995, the Company acquired this newly constructed property from an unaffiliated third party for a purchase price of $4,414,015 including closing costs of $14,015, and deposited $150,000 in an escrow account for leasehold improvements to the Blockbuster, Inc. space. The leasehold improvements were completed in January, 1996 and were added to the cost of the property. A portion of the purchase price was evidenced by a promissory note payable to IMIC, in the gross amount of $600,000. The remainder of the purchase price was funded with proceeds of the Offering. The promissory note was paid in full in October 1995 with interest at a rate of 10.9% per annum. The total amount paid was $605,102, of which $600,000 was principal paid from Gross Offering Proceeds and $5,102 was interest paid from Company operations.

     Nantucket Square Shopping Center, Schaumburg, Illinois

     On September 20, 1995, the Company acquired this property from an unaffiliated third party for a purchase price of $4,257,918, including closing costs of $4,913, a portion of which was evidenced by a promissory note payable to IMIC, in the gross amount of $3,550,000. The remainder of the purchase price was funded with proceeds of the Offering. In addition, as part of the purchase, the Company agreed to pay $51,135 for tenant improvements for two tenants expanding their space, which was added to the cost of the property. The promissory note was paid in full in December 1995 with interest at a rate of 10.5% per annum. The principal amount paid was $3,550,000 from Gross Offering Proceeds and interest of $62,011 was paid from Company operations.

     Antioch Plaza, Antioch, Illinois

     On December 28, 1995, the Company acquired Antioch Plaza from an unaffiliated third party for a purchase price of $1,750,365, including closing costs of $365, a portion of which was evidenced by a promissory note payable to Inland Real Estate Investment Corporation, an affiliate of the Advisor ("IREIC"), in the gross amount of $660,000. The note which bore interest at a rate of 9.5% per annum was repaid in full on January 9, 1996 and the total amount paid was $661,163, of which $660,000 was principal paid from Gross Offering Proceeds and $1,163 was interest paid from Company operations. The remainder of the purchase price, net of prorations of approximately $1,100,000 was funded with proceeds of the Offering.

     Mundelein Plaza, Mundelein, Illinois

     On March 29, 1996, the Company acquired the Mundelein Plaza property ("Mundelein Plaza") from an unaffiliated third party for a purchase price of $5,658,230, including closing costs of $8,230, on an all cash basis, funded from offering proceeds.

                      Inland Monthly Income Fund III, Inc.
                        Notes to Pro Forma Balance Sheet
                                   (continued)
                                 March 31, 1996
                                   (unaudited)

(B) The following pro forma adjustment relates to the acquisition or probable acquisition of the subject properties as though they were acquired on March 31, 1996. The terms are described in the notes that follow.


                                                             Pro Forma Adjustments
                                              ---------------------------------------------------
                                                                                                           Total
                                              Regency        Prospect      Montgomery-      Zany         Pro Forma
                                               Point         Heights         Sears         Brainy       Adjustments
                                               -----         -------         -----         ------       -----------
Assets
    Net investment in
      properties .....................      $5,700,000      2,165,000      3,419,000      2,455,000      13,739,000
    Cash and cash
      equivalents ....................            --             --             --             --              --
    Accounts and rents
      receivable .....................          21,072         80,632         54,027           --           155,731
    Other assets .....................            --             --             --             --              --
                                            ----------      ---------      ---------      ---------      ----------
    Total assets .....................      $5,721,072      2,245,632      3,473,027      2,455,000      13,894,731
                                            ==========      =========      =========      =========      ==========

  Liabilities and Stockholders' Equity
  Accounts payable
      and accrued
      expenses .......................      $     --             --             --             --              --
    Accrued real estate
      taxes ..........................          21,072        123,284         63,382           --           207,738
    Distributions
      payable(C) .....................            --             --             --             --              --
    Security Deposits ................          28,621          8,600           --             --            37,221
    Mortgage payable .................       4,473,200                                                    4,473,200
    Other liabilities ................            --             --             --             --              --
                                            ----------      ---------      ---------      ---------      ----------
    Total liabilities ................       4,522,893        131,884         63,382           --         4,718,159
                                            ----------      ---------      ---------      ---------      ----------
    Common Stock (D) .................      $    1,393          2,458          3,965          2,855          10,671
    Additional paid in
      capital (net of
      Offering
      Costs)(D) ......................       1,196,786      2,111,290      3,405,680      2,452,145       9,165,901
    Accumulated
      distributions in
      excess of net
      income .........................            --             --             --             --              --
                                            ----------      ---------      ---------      ---------      ----------
    Total Stockholders'
      equity .........................       1,198,179      2,113,748      3,409,645      2,455,000       9,176,572
                                            ----------      ---------      ---------      ---------      ----------
    Total liabilities
      and Stockholders'
      equity .........................      $5,721,072      2,245,632      3,473,027      2,455,000      13,894,731
                                            ==========      =========      =========      =========      ==========

                      Inland Monthly Income Fund III, Inc.
                        Notes to Pro Forma Balance Sheet
                                   (continued)
                                 March 31, 1996
                                   (unaudited)

     Acquisition of Regency Point, Lockport, Illinois

     On April 5, 1996, the Company completed the acquisition of the Regency Point from an unaffiliated third party for a purchase price of $5,700,000. As part of the acquisition, the Company assumed the existing first mortgage loan of $4,473,200 along with a related interest rate swap agreement, with the balance funded with Offering Proceeds.

     The first mortgage loan has a floating interest rate of 180 basis points over the 30-day LIBOR rate, which rate is adjusted monthly. The interest rate swap agreement, in conjunction with the first mortgage, provides for Bank One, Chicago, to receive from or pay to the Company the difference between 6.11% and the 30-day LIBOR rate, so that the first mortgage loan has an effective rate of 7.91% per annum. The first mortgage loan matures in August 2000. The interest rate swap agreement was terminated on April 18, 1996 resulting in $48,419 proceeds to the Company. No pro forma adjustment has been made as a result of this termination.

     Acquisition of Prospect Heights Plaza, Prospect Heights, Illinois

     The Company, through the Advisor, is currently completing its due diligence and anticipates purchasing this property in June 1996 from an unaffiliated third party for the purchase price of $2,165,000 on an all cash basis.

     Acquisition of Montgomery-Sears, Montgomery, Illinois

     The Company, through the Advisor, is currently completing its due diligence and anticipates purchasing this property in June 1996 from an unaffiliated third party for the purchase price of $3,419,000 on an all cash basis.

     Acquisition of the Zany Brainy Store, Wheaton, Illinois

     The Company, through the Advisor, is currently completing its due diligence and anticipates purchasing this property in July 1996 from an unaffiliated third party for the purchase price of $2,455,000 on an all cash basis.

(C) No pro forma assumptions have been made for the additional payment of distributions resulting from the additional proceeds raised.

(D) Additional Offering Proceeds of $10,670,432, net of additional Offering costs of $1,493,860 are reflected as received as of March 31, 1996, prior to the purchase of the properties. Offering costs consist principally of registration costs, printing and selling costs, including commissions.

                      Inland Monthly Income Fund III, Inc.
                        Pro Forma Statement of Operations
                    For the three months ended March 31, 1996
                                   (unaudited)

The following unaudited Pro Forma Statement of Operations of the Company is presented to effect the acquisitions of Mundelein Plaza, Regency Point Shopping Center, Prospect Heights Plaza, Montgomery-Sears Shopping Center and the Zany Brainy store as of January 1, 1996. This unaudited Pro Forma Statement of Operations should be read in conjunction with the March 31, 1996 Financial Statements and the notes thereto as filed on Form 10-Q.

This unaudited Pro Forma Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the three months ended March 31, 1996, nor does it purport to represent the future financial position of the Company. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.

                      Inland Monthly Income Fund III, Inc.
                        Pro Forma Statement of Operations
                    for the three months ended March 31, 1996
                                   (unaudited)


                                       1996           Total
                                     Historical     Pro Forma         1996
                                         (A)       Adjustments(B)   Pro Forma
                                    -----------    --------------   ---------

  Rental income ..............      $  475,038        505,299        980,337
  Additional rental income ...         242,290        120,227        362,517
  Interest income (C) ........          43,751           --           43,751
                                    ----------        -------      ---------
    Total income .............         761,079        625,526      1,386,605
                                    ----------        -------      ---------
  Professional services and
    general and
    administrative fees ......          38,168           --           38,168
  Advisor asset management
    fee ......................          48,540         34,348         82,888
  Property operating expenses          310,613        166,660        477,273
  Interest expense ...........          15,043         88,455        103,498
  Depreciation (D) ...........         103,091        117,108        220,199
  Amortization ...............           1,373           --            1,373
  Acquisition costs expensed .           8,985           --            8,985
                                    ----------        -------      ---------
  Total expenses .............         525,813        406,571        932,384
                                    ----------        -------      ---------
    Net income ...............      $  235,266        218,955        454,221
                                    ==========        =======      =========

  Weighted average
    common stock shares
    outstanding (E) ..........       2,394,092                     3,461,135
                                    ==========                     =========

  Net income per weighted
    average common stock
    outstanding (E) ..........      $      .12                           .13
                                    ==========                     =========





          See accompanying notes to pro forma statement of operations.

                      Inland Monthly Income Fund III, Inc.
                   Notes to Pro Forma Statement of Operations
                    For the three months ended March 31, 1996
                                   (unaudited)

(A) The March 31, 1996 Historical column represents the historical statement of operations of the Company for the three months ended March 31, 1996, as filed with the SEC on Form 10-Q.

(B) Total pro forma adjustments as though the acquisitions of the following properties occurred on January 1, 1996 on an all cash basis except for Regency Point where the Company assumed the existing first mortgage loan of $4,473,200, along with a related interest rate swap agreement.

     The first mortgage loan has a floating interest rate of 180 basis points over the 30-day LIBOR rate, which rate is adjusted monthly. The interest rate swap agreement, in conjunction with the first mortgage, provides for Bank One, Chicago, to receive from or pay to the Company the difference between 6.11% and the 30-day LIBOR rate, so that the first mortgage loan has an effective rate of 7.91% per annum. The pro forma adjustment for interest expense for 1996 was estimated using the described loan terms. The related interest rate swap agreement was terminated on April 18, 1996 resulting in $48,419 proceeds to the Company. The pro forma adjustment does not give effect to the termination of this agreement.


                             Mundelein     Regency     Prospect   Montgomery-    Zany        Pro Forma
                               Plaza        Point       Heights      Sears      Brainy      Adjustments      Total
                               -----        -----       -------      -----      ------      -----------      -----
  Rental income .......      $163,381      139,271      44,552       89,350      68,745          --         505,299
  Additional rental
    income ............        32,975       16,034      33,410       25,736      12,072          --         120,227
  Interest income .....          --           --          --           --          --            --            --
                             --------      -------      ------      -------      ------      --------       -------
  Total income ........       196,356      155,305      77,962      115,086      80,817          --         625,526
                             --------      -------      ------      -------      ------      --------       -------
  Professional services
    and general and
    administrative ....          --           --          --           --          --            --            --
  Advisor asset
    management fee ....          --           --          --           --          --          34,348        34,348
  Property operating
    expenses ..........        53,986       19,046      44,325       33,348      15,955          --         166,660
  Interest expense ....          --           --          --           --          --          88,455        88,455
  Depreciation (D) ....          --           --          --           --          --         117,108       117,108
                             --------      -------      ------      -------      ------      --------       -------
  Total expenses ......        53,986       19,046      44,325       33,348      15,955       239,911       406,571
                             --------      -------      ------      -------      ------      --------       -------
  Net income ..........      $142,370      136,259      33,637       81,738      64,862      (239,911)      218,955
                             ========      =======      ======      =======      ======      ========       =======

                      Inland Monthly Income Fund III, Inc.
                   Notes to Pro Forma Statement of Operations
                    For the three months ended March 31, 1996
                                   (unaudited)

(C) No pro forma adjustment has been made relating to interest income which would have been earned on the additional Offering Proceeds raised.

(D) Depreciation expense is computed using the straight-line method, based upon an estimated useful life of thirty years.

(E) The pro forma weighted average common stock shares for the three months ended March 31, 1996 was calculated by estimating the additional shares sold to purchase each of the Company's properties on a weighted average basis.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                        Inland Monthly Income Fund III, Inc.
                                   (Registrant)



                        By: /s/ CYNTHIA M. HASSETT
                            -----------------------------------------
                            Cynthia M. Hassett
                            Chief Financial and Accounting Officer


Date: JUNE 14, 1996
     -----------------